                                                                   EXHIBIT 10.23

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                                   GUARANTEE
                         dated as of December 23, 1997
                                      from
                             CHASE INDUSTRIES INC.
                                   as Obligor
                                       to
                              ABN AMRO BANK N.V.,
                                    as Agent

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

                                   GUARANTEE

                 THIS GUARANTEE (this "Guarantee"), dated as of December 23, 1997, is made by CHASE INDUSTRIES INC., a Delaware corporation ("Obligor"), in favor of ABN AMRO BANK N.V., as Agent for the Participants referred to below.

                              W I T N E S S E T H:

         WHEREAS, ABN AMRO Bank, N.V., a bank organized under the laws of The Netherlands (together with its permitted successors and assigns, the "Lessor") is to acquire title to certain property to be delivered and installed on real property as contemplated by the Participation Agreement, dated as of the date hereof (as amended, modified or supplemented after the date hereof, the "Participation Agreement"), among the Lessor, Chase Brass & Copper Company, Inc., a Delaware corporation (together with its permitted successors and assigns, the "Lessee"), ABN AMRO Bank N.V., as a participant and agent (in such capacities, a "Participant" and the "Agent", respectively) and the other Participants a party thereto, which Property shall in turn be leased to the Lessee; and

         WHEREAS, it is a condition precedent to the obligations of the Lessor, the Agent and the Participants under the Participation Agreement that the Obligor shall have executed and delivered this Guarantee to the Agent; and

         WHEREAS, it is in the best interests of Obligor to execute this Guarantee inasmuch as Obligor derives synergistic benefits from its affiliation with Lessee and Obligor will derive substantial direct and indirect benefits from the transactions in favor of Lessee evidenced by the Operative Documents.

         NOW, THEREFORE, in consideration of the premises and to induce the Lessor to enter into the Lease and the other Operative Documents to which it is a party and the Participants to enter into the Participation Agreement and to purchase their Participation Interests, the Obligor hereby agrees as follows:

                                   ARTICLE I
                                 DEFINED TERMS

                 SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following respective meanings:

                 "Agent" is defined in the first recital.

                 "Guarantee" is defined in the preamble.

                 "Lessee" is defined in the first recital.





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                 "Obligations" means each and every obligation, liability, or indebtedness, of any nature whatsoever, of Lessee (in any capacity), whether direct or indirect, primary or secondary, joint or several, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Participation Agreement or any other Operative Document, or any other document made, delivered or given in connection therewith (and whether on account of Advances, interest, premium, reimbursement obligations, guarantee obligations, fees or disbursements of counsel to the Agent or to the Participants, or otherwise, and including without limitation all obligations, liabilities, and indebtedness arising or asserted after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to any party to any Operative Document, whether or not a claim for post-filing or post-petition interest or other payments is allowed in such proceeding).

                 "Obligor" is defined in the preamble.

                 "Obligor Guarantee Event of Default" shall mean any of the events specified in Section 6.1; provided, however, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "Participation Agreement" is defined in the first recital.

                 "Unmatured Event of Default" shall mean an event, act, condition or occurrence which with the giving of notice or the lapse of time (or both) would become an Obligor Guarantee Event of Default.


                                   ARTICLE II
                             ADDITIONAL DEFINITIONS

                 SECTION 2.1.   Additional Definitions.

                 Unless otherwise defined herein, terms defined in Appendix 1 to the Participation Agreement and used herein shall have the respective meanings set forth in Appendix 1 to the Participation Agreement.

                 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee; Section references are to this Guarantee unless otherwise specified; and, the word, "including," is not a term of limitation and means "including without limitation."

                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.





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                                  ARTICLE III

                              GUARANTY PROVISIONS

                 SECTION 3.1. Guarantee. Obligor hereby absolutely, unconditionally and irrevocably

                 (a) guarantees to the Agent, for the benefit of the Participants and their respective successors, indorsees, transferees and assigns, the full and punctual payment and performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations (including, without limitation, all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), or any similar foreign law to which any Obligor is subject), and

                 (b) indemnifies and holds harmless each of the Agent and each of the Participants for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by any of the Agent or any Participant in enforcing any rights under this Guarantee.

provided, however, that Obligor shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to Obligor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guarantee constitutes a guaranty of payment when due and not of collection, and Obligor specifically agrees that it shall not be necessary or required that any Agent or any Participant exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Lessee or any other obligor (or any other Person) before or as a condition to the obligations of Obligor hereunder.

                 SECTION 3.2. Acceleration of Guarantee. Obligor agrees that, in the event of the dissolution or insolvency of the Lessee or Obligor, or the inability or failure of the Lessee or Obligor to pay debts as they become due, or an assignment by the Lessee or Obligor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Lessee or Obligor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations (including any future
Rent) may not then be due and payable, Obligor will pay to the Lenders forthwith the full amount which would be payable hereunder by Obligor if all such Obligations were then due and payable.

                 SECTION 3.3. Guarantee Absolute, etc. This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations have been paid and performed in full, all obligations of Obligor hereunder shall have been paid and performed in full, and all Operative Documents (including all indemnity and reimbursement provisions thereof) shall have terminated. Obligor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of each of the Operative Documents under which they arise, regardless of any law, regulation or





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order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any of the Participants, Agent, Lessor, or Lessee with respect thereto. The liability of Obligor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

                 (a) any lack of validity, legality or enforceability of any of the Operative Documents;

                 (b) the failure of any of the Agent, any Participant, or Lessor

                          (i) to assert any claim or demand or enforce any right or remedy against the Lessee or any other Person (including any other guarantor or obligor) under the provisions of any of the Operative Documents or otherwise, or

                          (ii) to exercise any right or remedy against any other obligor on, guarantor of, or collateral securing, any Obligation;

                 (c) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation;

                 (d) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and the liability of Obligor under this Guarantee shall not be subject to (and Obligor hereby waives any right to or claim of) any defense or set- off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations or otherwise;

                 (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any of the Operative Documents;

                 (f) any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by any of the Agent, any Participant, or Lessor securing any of the Obligations; or

                 (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Lessee, any surety or Obligor.

                 SECTION 3.4. Reinstatement, etc. Obligor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any of the Agent, any Participant, or Lessor upon the insolvency, bankruptcy or reorganization of the Lessee or otherwise, all as though such payment had not been made.





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                 SECTION 3.5.     Waiver, etc.  Obligor hereby waives
promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that any of the Agent, any Participant, or Lessor protect, record, secure, perfect or insure any lease, mortgage, security interest, or Lien, or any property subject thereto, or exhaust any right or take any action against the Lessee, any other Obligor or any other Person (including any other guarantor) or any collateral, securing the Obligations.

                 SECTION 3.6. Subrogation. Notwithstanding any payment or payments made by the Obligor hereunder or any setoff or application of funds of the Obligor by the Agent, the Obligor shall be entitled to be subrogated to any of the rights of the Agent against the Lessor, the Lessee or any other Person or any collateral security or guarantee or right of offset held by the Agent for the payment of the Obligations, and the Obligor shall be entitled to seek any contribution or reimbursement from the Lessor, the Lessee or any other Person in respect of payments made by the Obligor hereunder, after, but not before, all amounts owing to the Agent hereunder are paid in full. If any amount shall be paid to the Obligor on account of such subrogation rights at any time when all of the Obligations and all amounts owing hereunder shall not have been paid in full, such amount shall be held by the Obligor in trust for the Agent, segregated from other funds of the Obligor, and shall, forthwith upon receipt by the Obligor, be turned over to the Agent in the exact form received by the Obligor (duly indorsed by the Obligor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

                 SECTION 3.7. Successors, Transferees and Assigns; etc. This Guarantee shall:

                 (a) be binding upon Obligor, and its successors, transferees and assigns; and

                 (b) inure to the benefit of and be enforceable by each of the Participants, the Agent, on behalf of itself and the Participants, and each of their respective successors, transferees, and assigns.

                 SECTION 3.8. Payments Free and Clear of Taxes, etc. Obligor hereby agrees that:

                 (a) Any and all payments made by Obligor hereunder shall be made free and clear of, and without deduction for, any and all present or future Impositions. In the event that any withholding or deduction from any payment to be made by Obligor hereunder is required in respect of any Impositions pursuant to any applicable law, rule or regulation, then Obligor will

                          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;





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                          (ii)    promptly forward to Agent an official receipt
                 or other documentation satisfactory to Agent evidencing such payment to such authority; and

                          (iii) pay to the Agent such additional amount or amounts as is necessary to ensure that the net amount actually received by Agent, on behalf of itself or the relevant Participant will equal the full amount Agent or such relevant Participant would have received had no such withholding or deduction been required.

Without prejudice to the survival of any other agreement of Obligor hereunder, the agreements and obligations of Obligor contained in this Section 3.8 shall survive the payment and performance in full of the Obligations and the termination, cancellation or expiration of all of the Operative Documents..

                 SECTION 3.9.     Judgment.  Obligor hereby agrees that:

                 (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency, Obligor agrees, to the fullest extent permitted by law, that the rate of exchange used shall be that which in accordance with normal banking procedures the Agent could purchase Dollars with such other currency on the Business Day preceding that on which final judgment is given.

                 (b) The obligation of Obligor in respect of any sum due from it to Agent or any Participant shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by Agent or such Participant of any sum adjudged to be so due in such other currency Agent or such Participant may, in accordance with normal banking procedures, purchase Dollars with such other currency; in the event that the Dollars so purchased are less than the sum originally due to Agent or such Participant in Dollars, Obligor, as a separate obligation and notwithstanding any such judgment, hereby indemnifies and holds harmless Agent or such Participant against such loss, and if the Dollars so purchased exceed the sum originally due to Agent or such Participant, Agent or such Participant shall remit to Obligor such excess.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                 SECTION 4.1. Representations and Warranties. Obligor hereby represents and warrants to Agent and each Participant as set forth in this Article.

                 SECTION 4.1.1. Organization, etc. Obligor is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction





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where the nature of its business requires such qualification, except for those jurisdictions in which the failure to be so qualified could not reasonably be likely to result in a Material adverse effect.

                 SECTION 4.1.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by Obligor of this Guarantee have been duly authorized by all necessary corporate action, and do not

                 (a) contravene Obligor's bylaws, articles or certificate of incorporation, or other organizational documents;

                 (b) contravene any contractual restriction (other than any contravention that would not result in a Material adverse effect), law or government regulation or court decree or order binding on or affecting Obligor; or

                 (c) result in, or require the creation or imposition of, any Lien on any of Obligor's properties.

                 SECTION 4.1.3. Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required for the due execution, delivery or performance by Obligor of this Guarantee.

                                   ARTICLE V
                                COVENANTS, ETC.

                 SECTION 5.1. Covenants, etc. The Guarantor shall comply with each of the following covenants as if made herein in favor of Lessor, Agent, and each Participant (and the Guarantor hereby promises, covenants and restates to Lessor, Agent and each Participant those covenants) contained in Sections 8.1(g), (h), 8.2(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k),
(l), (m), (n), (o), (p), (q), (r), (s) and 8.3 (a), (b), (c), (d), (e), (f),
(g), (h) and (i) of the Credit Agreement which, together with their associated definitions, are incorporated herein by reference, mutatis mutandis; provided, that

                 (i) the covenants contained in Section 8.2(i) of the Credit Agreement shall terminate as it applies under this Guarantee and no longer be deemed incorporated into this Guarantee at such time as the Credit Agreement shall have expired or terminated in accordance with the terms thereof or otherwise as a result of full payment of all amounts due thereunder;

                 (ii) the covenants contained in Section 8.2(j) and 8.2(p) of the Credit Agreement shall apply only to activities described therein undertaken or effected by





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         Lessee or any subsidiary of Lessee (provided that Guarantor shall continue to be subject to the provisions of Section 8.2(j)(2) of the Credit Agreement);

                 (iii) Lessor, Agent and each Participant agree to treat any and all information delivered pursuant to any such covenants in accordance with Section 15.13 of the Participation Agreement; and

                 (iv) the following terms when used in the Credit Agreement shall have the meanings set forth opposite such terms for purposes of the Operative Documents:

         Credit Agreement                         Equivalent Operative
             Definition                            Document Definition
         ----------------                         -------------------
         "Borrower"                               "Obligor"
         "Loans"                                  "Lease Balance"
         "Default"                                "Default"
         "Event of Default"                       "Event of Default"
         "Closing Date"                           "Closing Date"
         "Material Adverse Change"                "Material Adverse Effect";

                 (ii) neither the limitation on indebtedness to be created, incurred, assumed or suffered set forth in Section 8.2(d) of the Credit Agreement nor any other provision of the Credit Agreement shall be deemed to restrict the Guarantor's ability to execute, deliver and perform its obligations under this Guarantee and the other Operative Agreements; and

                 (iii) Guarantor shall provide prompt written notice to each of Agent, Lessor, and each Participant in the event of any amendment or modification to, any expiration or termination of or any waiver of any provision of, the Credit Agreement, or any breach, default, or event of default of or under the Credit Agreement.

                                   ARTICLE VI
                          EVENTS OF DEFAULT; REMEDIES

                 SECTION 6.1. Events of Default. Each of the following events shall constitute an "Obligor Guarantee Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority) and each such Obligor Guarantee Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

                 SECTION 6.1.1. The Obligor shall default in the payment when due of any amount owing hereunder; or





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                 SECTION 6.1.2.   The Obligor shall fail to observe or perform
any term, covenant or condition of the Obligor under this Guarantee (other than those described in Section 6.1.1), or any representation or warranty set forth in this Guarantee or in any document entered into by the Obligor or the Lessee or in any document, certificate or financial or other statement delivered by the Lessee in connection herewith shall be false or inaccurate when made or deemed=made in any Material way, and such failure or misrepresentation or breach of warranty shall remain uncured for a period of thirty (30) days after written notice thereof is given to the Obligor by the Agent; provided, that if such failure to perform is not capable of being cured within such period but is capable of being cured within one hundred eighty (180) days after the occurrence of such default and the Obligor is proceeding diligently to cure such default, the Obligor shall be entitled to request an additional period (not to exceed one hundred eighty (180) days from the date of such default) to cure such default, consent to which request shall not be unreasonably withheld; or

                 SECTION 6.1.3. The Obligor shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof or of any other jurisdiction, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, or (v) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof or of any other jurisdiction; or

                 SECTION 6.1.4. Insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof or of any other jurisdiction shall be filed against the Obligor and shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days from the date of this filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Obligor, a custodian, trustee or receiver for the Obligor or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof; or

                 SECTION 6.1.5. A final judgment for the payment of money in excess of $3,000,000 shall be entered against the Obligor or any Subsidiary and such judgment or order is not discharged, vacated, bonded or stayed pending appeal (pursuant to laws, rules or court orders) within a period of thirty (30) days from the date of entry of such judgment; or

                 SECTION 6.1.6. The Obligor or any of its Subsidiaries (i) shall default in the payment when due, whether at stated maturity or otherwise, of principal or interest in respect of Indebtedness having an aggregate principal amount in excess of $3,000,000 and such payment default continues unremedied until the expiration of any applicable grace period(s); or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, if the





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effect of any such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or cash collateral in respect thereof to be demanded; or

                 SECTION 6.1.7. An Event of Default (as such term is defined in the Credit Agreement) shall have occurred and be continuing.

                 SECTION 6.2. Remedies. Upon the occurrence of any Obligor Guarantee Event of Default and so long as the same shall be continuing, the Agent or its successors, indorsees, transferees and assigns, as the case may be, may, at its option, and shall, at the request of the Required Participants, declare a default by written notice to the Obligor and at any time thereafter the Agent or such other authorized person may:

                 SECTION 6.2.1. Exercise any right or remedy that may be available hereunder or under any other Operative Document; or

                 SECTION 6.2.2 Exercise any other right or remedy that may be available under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                 SECTION 6.3. Costs and Expenses. The Obligor shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or its successors, indorsees, transferees or assigns by reason of the occurrence of any Obligor Guarantee Event of Default or the exercise of remedies with respect thereto.

                 SECTION 6.4. Remedies Cumulative. Except as expressly provided above, no remedy under this Section 6 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 6 or otherwise available at law or in equity. The exercise by the Agent or its successors, indorsees, transferees or assigns of any one or more of such remedies shall not preclude the simultaneous or later exercise by any such Person or any other Person so entitled of any other remedy or remedies.
No express or implied waiver by the Agent or its successors, indorsees, transferees or assigns of any Obligor Guarantee Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Obligor Guarantee Event of Default. The failure or delay of the Agent or its successors, indorsees, transferees or assigns in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or its successors, indorsees, transferees or assigns shall not exhaust the same or constitute a waiver of any other right provided herein.





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

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

                 SECTION 7.1. Operative Document. This Guarantee is an Operative Document executed pursuant to the Participation Agreement and the other Operative Documents and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 15 of the Participation Agreement.

                 SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignments. In addition to, and not in limitation of, Section 3.7, this Guarantee shall be binding upon Obligor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by Agent and each Participant and each of their respective successors, transferees and assigns (to the full extent provided pursuant to Section 3.7); provided, however, that Obligor may not assign any of its obligations hereunder without the prior written consent of the Agent.

                 SECTION 7.3. Amendments etc. No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by Obligor herefrom, shall be effective unless the same shall be in writing and signed by the Agent with the written consent of the Required Participants, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 SECTION 7.4. Addresses for Notices to Obligor. All notices and other communications hereunder shall be in writing (including telegraphic and telecopy communication) and mailed, telecopied, delivered by reputable overnight delivery service, telegraphed or delivered (i) in the case of Obligor, addressed to it at the address or telecopy number set forth below its signature hereto, (ii) in the case of the Agent, at its address or telecopy number specified in the Participation Agreement or (iii) in each case, at such other address or telecopy number as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, or telegraphed, respectively, be effective when deposited in the mails, telecopied with confirmation of transmittal, or delivered to the telegraph company, respectively, addressed as aforesaid, provided that notices to the Agent shall not be effective until actually received by the Agent.

                 SECTION 7.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 3.3 and Section 3.5, no failure on the part of Agent or any Participant to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.





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
                 SECTION 7.6. Section Captions. Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

                 SECTION 7.7. Set-off. In addition to, and not in limitation of, any rights of Agent or any Participant under applicable law, each of Agent and each Participant shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of Obligor owing to it hereunder, irrespective of whether or not the Agent or any Participant shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured, and Obligor hereby grants to Agent and each Participant a continuing security interest in any and all balances, credits, deposits, accounts or moneys of Obligor then or thereafter maintained with such Person.

                 SECTION 7.8. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 SECTION 7.9. Counterparts; Telecopy Signatures. This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same Guarantee. Delivery of executed signature pages hereof by telecopy transmission from Obligor to Agent shall constitute effective and binding execution and delivery hereof by Obligor.

                 SECTION 7.10. Integration. This Guarantee represents the agreement of the Obligor with respect to the subject matter hereof and there are no promises or representations by the Agent relative to the subject matter hereof not reflected herein.

                 SECTION 7.11. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 SECTION 7.12. Indemnity. The Obligor agrees to indemnify the Agent and the Participants and their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Agent is a party thereto) related to the entering into and/or performance of any Operative Document, the use by the Lessee of the proceeds of the Participation Interests or the Advances or the consummation of any other transactions contemplated in any Operative Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). The agreements in this Section 7.12 shall survive





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payment and performance of the Obligations and all other amounts payable hereunder or under the other Operative Documents.

                 SECTION 7.13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF ILLINOIS. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTEE, OBLIGOR HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND OF ANY ILLINOIS STATE COURT SITTING IN COOK COUNTY AND EXPRESSLY CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS.

                 SECTION 7.14. WAIVER OF JURY TRIAL. OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE. OBLIGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND EACH PARTICIPANT ENTERING INTO THE PARTICIPATION AGREEMENT.

                                  ARTICLE VIII
                             NATURE OF TRANSACTION

                 SECTION 8.1.1. The Obligor acknowledges that it is the intent of the parties to the Participation Agreement and the Lease that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Obligor acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Obligor concerning the tax, accounting or legal characteristics of the Operative Documents and that the Obligor has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

                 SECTION 8.1.2. Anything to the contrary in the Operative Documents notwithstanding, the Obligor further acknowledges that the Agent and the Lessee intend and have agreed that with respect to the nature of the transactions evidenced by the Lease, the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.




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                 SECTION 8.1.3.   Obligor hereby agrees not to take any action
or to assert any position in any insolvency, receivership, bankruptcy or similar proceedings which is contrary to the intentions and agreements with respect to the nature of the Lease set forth in Section 8.1.1 and Section 8.1.2 and Section 8.1.3 hereof and waives any and all of such rights.

                            [SIGNATURE PAGE FOLLOWS]





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                 IN WITNESS WHEREOF, Obligor has caused this Guarantee to be duly executed and delivered, by its officer thereunto duly authorized, as of the date first above written.



Obligor:

CHASE INDUSTRIES INC.,
a Delaware corporation

By: /s/ M.T. SEGRAVES     [SEAL]
   -----------------------
   Name: M.T. Segraves
        -------------------
   Title: CFO
         ------------------

Telecopier No.:  (    ) 419-485-8150
                       --------------




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